Exhibit 32.2

CERTIFICATIONS OF CFO PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Annual Report of Nutrition 21, Inc., a New York corporation (the "Company"), on Form 10-K for the year ended June 30, 2005, as filed with the Securities and Exchange Commission (the "Report"), Paul Intlekofer, Chief Financial Officer of the Company, , does hereby certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that to his knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul Intlekofer
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Paul Intlekofer
Chief Financial Officer
September 27, 2005

A signed original of this written statement required by Section 906 has been provided to Nutrition 21, Inc. and will be retained by Nutrition 21, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.